Exhibit 99.1

Boston, United States

Sydney, Australia

18 November 2019 AEDT

Exercise of Tranche 4 Warrants
by Crystal Amber and Appendix 3B

BOSTON and SYDNEY — 18 November 2019 — GI Dynamics® Inc. (ASX:GID) (Company or GI Dynamics), a medical device company that is developing EndoBarrier® for patients with type 2 diabetes and obesity, is pleased to announce that further to the announcements made by the Company on 22 August 2019, 29 August 2019, 4 October 2019 and 4 November 2019 with respect to the Company’s approximate US$10,000,000 financing arrangement with Crystal Amber Fund Limited (Crystal Amber), it has received from Crystal Amber the relevant exercise notice and the relevant funds for the exercise of those warrants that were to be exercised by it on or around 15 November 2019 (Tranche 4 Warrants).

As a result of the exercise of the Tranche 4 Warrants, the Company confirms it has allotted 31,740,748 (CHESS Depositary Interests (CDIs) (as a result of rounding) to Crystal Amber for a total consideration of US$500,000 (with each warrant having an exercise price of US$0.0127 per CDI). Further details in respect of the exercise of the Tranche 4 Warrants are set out in the attached Appendix 3B.

The funds raised from the exercise of the Tranche 4 Warrants will be used by the Company for general working capital purposes, to assist with the initiation of patient enrollment for STEP-1 (United States) and I-STEP (India with Apollo Sugar) clinical studies and for continuing work towards securing a CE Mark for EndoBarrier.

About GI Dynamics

GI Dynamics®, Inc. (ASX:GID) is the developer of EndoBarrier®, the first endoscopically- delivered device therapy for the treatment of type 2 diabetes and obesity. EndoBarrier is not approved for sale and is limited by federal law to investigational use only. EndoBarrier is subject to an Investigational Device Exemption by the FDA in the United States and is entering concurrent pivotal trials in the United States and India. Founded in 2003, GI Dynamics is headquartered in Boston, Massachusetts. For more information please visit www.gidynamics.com.

Investor Relations

United States:

Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

Boston, United States

Sydney, Australia

18 November 2019 AEDT

Forward-Looking Statements

This announcement may contain forward-looking statements. These statements are based on GI Dynamics management’s current estimates and expectations of future events as of the date of this announcement. Furthermore, the estimates are subject to several risks and uncertainties that could cause actual results to differ materially and adversely from those indicated in or implied by such forward-looking statements.

These risks and uncertainties include, but are not limited to, risks associated with our ability to continue to operate as a going concern; our ability to obtain stockholder approval of the conversion feature of the August 2019 Note and issuance of the August 2019 Warrant, our ability to raise sufficient additional funds to continue operations and to conduct the planned pivotal trial of EndoBarrier in the United States (STEP-1); our ability to execute STEP-1 under FDA’s Investigational Device Exemption; our ability to enlist clinical trial sites and enroll patients in accordance with STEP-1; the risk that the FDA stops STEP-1 early as a result of the occurrence of certain safety events or does not approve an expansion of STEP-1; our ability to enroll patients in accordance with I-STEP; our ability to secure a CE Mark; our ability to maintain compliance with our obligations under our existing convertible note and warrant agreements executed with Crystal Amber, including our obligations to make payment on the Note that is due on 31 March 2020 and our ability to restructure the terms of the Note with Crystal Amber that is due on 31 March 2020 if we are unable to raise sufficient funds to enable us to fully repay such Note when due; obtaining and maintaining regulatory approvals required to market and sell our products; the possibility that future clinical trials will not be successful or confirm earlier results; the timing and costs of clinical trials; the timing of regulatory submissions; the timing, receipt and maintenance of regulatory approvals; the timing and amount of other expenses; the timing and extent of third-party reimbursement; intellectual-property risk; risks related to excess inventory; risks related to assumptions regarding the size of the available market; the benefits of our products; product pricing; timing of product launches; future financial results; and other factors, including those described in our filings with the U.S. Securities and Exchange Commission.

Given these uncertainties, one should not place undue reliance on these forward- looking statements. We do not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events or otherwise, unless we are required to do so by law.

###

Investor Relations

United States:

Janell Shields

+1 (781) 357-3280

investor@gidynamics.com

Appendix 3B

New issue announcement

Rule 2.7, 3.10.3, 3.10.4, 3.10.5

Appendix 3B

New issue announcement,
application for quotation of additional securities

and agreement

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX’s property and may be made public.

Introduced 01/07/96 Origin: Appendix 5 Amended 01/07/98, 01/09/99, 01/07/00, 30/09/01, 11/03/02, 01/01/03, 24/10/05, 01/08/12, 04/03/13

Name of entity

GI Dynamics, Inc

ARBN

151 239 388

We (the entity) give ASX the following information.

Part 1 - All issues

You must complete the relevant sections (attach sheets if there is not enough space).

1	+Class of +securities issued or to be issued	Chess Depositary Interests (CDIs) representing shares of common stock (Shares) (50 CDIs represent 1 Share)

2	Number of +securities issued or to be issued (if known) or maximum number which may be issued	31,740,748 CDIs were issued upon the exercise of 31,740,748 warrants

3

Principal terms of the +securities (e.g. if options, exercise price and expiry date; if partly paid +securities, the amount outstanding and due dates for payment; if +convertible securities, the conversion price and dates for conversion)

The CDIs issued as a result of the exercise of the warrants rank equally with other CDIs on issue.

+ See chapter 19 for defined terms.

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Appendix 3B

New issue announcement

4	Do the +securities rank equally in all respects from the +issue date with an existing +class of quoted +securities? If the additional +securities do not rank equally, please state:	Yes

●     the date from which they do

●     the extent to which they participate for the next dividend, (in the case of a trust, distribution) or interest payment

●     the extent to which they do not rank equally, other than in relation to the next dividend, distribution or interest payment

5	Issue price or consideration	US$0.0127 per CDI

6	Purpose of the issue (If issued as consideration for the acquisition of assets, clearly identify those assets)	The warrants were issued in conjunction with the issue of convertible notes to Crystal Amber Fund Limited (as previously announced).All funds raised as a result of the exercise of the warrants will be used by the Company for general working capital purposes, to initiate patient enrollment for STEP-1 (United States), I-STEP (India with Apollo Sugar) and continuing to work towards securing a CE Mark.

6a

Is the entity an +eligible entity that has obtained security holder approval under rule 7.1A?

If Yes, complete sections 6b – 6h in relation to the +securities the subject of this Appendix 3B, and comply with section 6i

N/A

6b	The date the security holder resolution under rule 7.1A was passed	N/A

6c	Number of +securities issued without security holder approval under rule 7.1	N/A

+ See chapter 19 for defined terms.

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New issue announcement

6d	Number of +securities issued with security holder approval under rule 7.1A	N/A

6e	Number of +securities issued with security holder approval under rule 7.3, or another specific security holder approval (specify date of meeting)	N/A

6f	Number of +securities issued under an exception in rule 7.2	N/A

6g	If +securities issued under rule 7.1A, was issue price at least 75% of 15 day VWAP as calculated under rule 7.1A.3? Include the +issue date and both values. Include the source of the VWAP calculation.	N/A

6h	If +securities were issued under rule 7.1A for non-cash consideration, state date on which valuation of consideration was released to ASX Market Announcements	N/A

6i	Calculate the entity’s remaining issue capacity under rule 7.1 and rule 7.1A – complete Annexure 1 and release to ASX Market Announcements	N/A

7	+Issue dates

Note: The issue date may be prescribed by ASX (refer to the definition of issue date in rule 19.12). For example, the issue date for a pro rata entitlement issue must comply with the applicable timetable in Appendix 7A.

Cross reference: item 33 of Appendix 3B.

18 November 2019

+ See chapter 19 for defined terms.

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Appendix 3B

New issue announcement

		Number	+Class

8	Number and +class of all +securities quoted on ASX (including the +securities in section 2 if applicable)	Actual number of CDIs quoted is 1,826,233,250 CDIs 1,829,914,800 CDIs would be quoted if all shares of common stock were held as CDIs	CDIs

+ See chapter 19 for defined terms.

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New issue announcement

9	Number and +class of all +securities not quoted on ASX (including the +securities in section 2 if applicable)	73,631 shares of common stock (or 3,681,550 CDIs)	Shares of common stock issued as of 18 November 2019

		5,616 options (over 5,616 shares of common stock or 280,800 CDIs)	Options issued under the 2003 Omnibus Stock Plan

		3,010,538 options (over 3,010,538 shares of common stock or 150,526,900 CDIs)	Options issued under the 2011 Employee, Director and Consultant Equity Incentive Plan

		250,000 performance stock units (over 250,000 shares of common stock or 12,500,000 CDIs)	Performance stock units issued under the 2011 Employee, Director and Consultant Equity Incentive Plan

		28,532 warrants (over 28,532 shares of common stock of 1,426,600 CDIs)	Warrants to purchase shares of common stock issued 4 May 2016

		One Convertible Note with a face value of US$5,000,000	Convertible Note issued pursuant to a Note Purchase Agreement dated 16 June 201

10	Dividend policy (in the case of a trust, distribution policy) on the increased capital (interests)	No change

Part 2 - Pro rata issue

11	Is security holder approval required?	N/A

+ See chapter 19 for defined terms.

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Appendix 3B

New issue announcement

12	Is the issue renounceable or non- renounceable?	N/A

13	Ratio in which the +securities will be offered	N/A

14	+Class of +securities to which the offer relates	N/A

15	+Record date to determine entitlements	N/A

16	Will holdings on different registers (or subregisters) be aggregated for calculating entitlements?	N/A

17	Policy for deciding entitlements in relation to fractions	N/A

18

Names of countries in which the entity has security holders who will not be sent new offer documents

Note: Security holders must be told how their entitlements are to be dealt with.

Cross reference: rule 7.7.

N/A

19	Closing date for receipt of acceptances or renunciations	N/A

+ See chapter 19 for defined terms.

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New issue announcement

20	Names of any underwriters	N/A

21	Amount of any underwriting fee or commission	N/A

22	Names of any brokers to the issue	N/A

23	Fee or commission payable to the broker to the issue	N/A

24	Amount of any handling fee payable to brokers who lodge acceptances or renunciations on behalf of security holders	N/A

25	If the issue is contingent on security holders’ approval, the date of the meeting	N/A

26	Date entitlement and acceptance form and offer documents will be sent to persons entitled	N/A

27	If the entity has issued options, and the terms entitle option holders to participate on exercise, the date on which notices will be sent to option holders	N/A

28	Date rights trading will begin (if applicable)	N/A

29	Date rights trading will end (if applicable)	N/A

30	How do security holders sell their entitlements in full through a broker?	N/A

31	How do security holders sell part of their entitlements through a broker and accept for the balance?	N/A

+ See chapter 19 for defined terms.

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New issue announcement

32	How do security holders dispose of their entitlements (except by sale through a broker)?	N/A

33	+Issue date	N/A

Part 3 - Quotation of securities

You need only complete this section if you are applying for quotation of securities

34	Type of +securities (tick one)

(a)	☒	+Securities described in Part 1

(b)	☐	All other +securities

Example: restricted securities at the end of the escrowed period, partly paid securities that become fully paid, employee incentive share securities when restriction ends, securities issued on expiry or conversion of convertible securities

Entities that have ticked box 34(a)

Additional securities forming a new class of securities

Tick to indicate you are providing the information or documents

35	☐	If the +securities are +equity securities, the names of the 20 largest holders of the additional +securities, and the number and percentage of additional +securities held by those holders

36	☐	If the +securities are +equity securities, a distribution schedule of the additional +securities setting out the number of holders in the categories
1 - 1,000 1,001 - 5,000 5,001 - 10,000 10,001 - 100,000 100,001 and over

37	☐	A copy of any trust deed for the additional +securities

+ See chapter 19 for defined terms.

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Appendix 3B
New issue announcement

Entities that have ticked box 34(b)

38	Number of +securities for which +quotation is sought

39	+Class of +securities for which quotation is sought

40

Do the +securities rank equally in all respects from the +issue date with an existing +class of quoted +securities?

If the additional +securities do not rank equally, please state:

●      the date from which they do

●      the extent to which they participate for the next dividend, (in the case of a trust, distribution) or interest payment

●      the extent to which they do not rank equally, other than in relation to the next dividend, distribution or interest payment

41	Reason for request for quotation now Example: In the case of restricted securities, end of restriction period (if issued upon conversion of another +security, clearly identify that other +security)

		Number	+Class

42	Number and +class of all +securities quoted on ASX (including the +securities in clause 38)

+ See chapter 19 for defined terms.

04/03/2013	Appendix 3B Page 9

Appendix 3B

New issue announcement

Quotation agreement

1	+Quotation of our additional +securities is in ASX’s absolute discretion. ASX may quote the +securities on any conditions it decides.

2	We warrant the following to ASX.

●	The issue of the +securities to be quoted complies with the law and is not for an illegal purpose.

●	There is no reason why those +securities should not be granted +quotation.

●	An offer of the +securities for sale within 12 months after their issue will not require disclosure under section 707(3) or section 1012C(6) of the Corporations Act.

Note: An entity may need to obtain appropriate warranties from subscribers for the securities in order to be able to give this warranty

●	Section 724 or section 1016E of the Corporations Act does not apply to any applications received by us in relation to any +securities to be quoted and that no-one has any right to return any +securities to be quoted under sections 737, 738 or 1016F of the Corporations Act at the time that we request that the +securities be quoted.

●	If we are a trust, we warrant that no person has the right to return the +securities to be quoted under section 1019B of the Corporations Act at the time that we request that the +securities be quoted.

3	We will indemnify ASX to the fullest extent permitted by law in respect of any claim, action or expense arising from or connected with any breach of the warranties in this agreement.

4	We give ASX the information and documents required by this form. If any information or document is not available now, we will give it to ASX before +quotation of the +securities begins. We acknowledge that ASX is relying on the information and documents. We warrant that they are (will be) true and complete.

Sign here:	/s/ Charles R. Carter	Date: 18 November, 2019
(Director/Company secretary)

Print name:	Charles R. Carter

== == == == ==

+ See chapter 19 for defined terms.

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